CONDENSED FINANCIAL INFORMATION OF THE PARENT COMPANY (Details 2) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012 USD ($)	Sep. 30, 2012 CNY	Sep. 30, 2011 CNY	Sep. 30, 2010 CNY	Sep. 30, 2012 Parent Company [Member] CNY	Sep. 30, 2011 Parent Company [Member] CNY	Sep. 30, 2010 Parent Company [Member] CNY
Net cash provided by/(used in) operating activities	$ 13,044	82,713	37,457	298,604	(2,137)	(3,745)	108,012
Net cash provided by/(used in) financing activities	13,152	83,400	(55,736)	(136,359)	3,327	7,292	(106,493)
Net increase (decrease) in cash and cash equivalents	3,584	22,730	(172,669)	177,350	1,190	3,547	1,519
Cash and cash equivalents, beginning of year	20,492	129,942	299,672	121,255	1,099	4,995	6,245
Effect of exchange rate changes on cash and cash equivalents	19	117	2,939	1,067	(298)	(7,443)	(2,769)
Cash and cash equivalents, end of year	$ 24,095	152,789	129,942	299,672	1,991	1,099	4,995